Exhibit 99.1
Energy Vault, Jupiter Power Announce Agreement for Additional 100 MW/200 MWh Battery Energy Storage System
Building on a successful 2024 deployment, the new 100 MW/200 MWh BESS will enhance grid resiliency in the ERCOT region using Energy Vault’s B-VAULT™ and VaultOS™ platform
WESTLAKE VILLAGE, Calif. & AUSTIN, Texas – June 4, 2025 – Energy Vault Holdings Inc. (NYSE: NRGV) ("Energy Vault" or the “Company”), a leader in sustainable, grid-scale energy storage solutions, and Jupiter Power (“Jupiter”), a leading developer and operator of utility-scale battery energy storage projects in the United States, today announced the signing of an agreement for the supply of an additional battery energy storage system (BESS) at a Jupiter site in the Electric Reliability Council of Texas (ERCOT) region. Today’s announcement follows the July 2024 completion of an initial 100 MW/200 MWh BESS.
This new BESS will add 100 MW/200 MWh of critical dispatchable capacity to the ERCOT grid, further advancing grid resiliency. Construction of the project is underway, with commercial operations expected to commence by the end of this summer.
The BESS system will be built with the Energy Vault’s proprietary X-Vault integration platform using Energy Vault’s proprietary UL9540 certified B-VAULT product, and VaultOS Energy Management System to control, manage and optimize the BESS operations. Energy Vault’s innovative system architecture provides customer optionality with both battery and inverter suppliers, while unique AC-coupled and DC-coupled configurations provide the drop-in flexibility needed for any project.
"As one of the largest battery storage developers and operators in the U.S., we look for partners who can keep pace with our ambition and scale. With more than 2,500 MWh in operation or construction, we’re excited to continue building with Energy Vault at this critical site and appreciate their ability to deliver solutions tailored to our needs,” said Michael Geier, Chief Technology Officer, Jupiter Power.
“Today’s expansion of our partnership with Jupiter Power stands as a testament to the strength of our team’s collaborative approach to delivering reliable, safe, and efficient energy storage solutions to customers,” said Marco Terruzzin, Chief Commercial and Product Officer, Energy Vault. “Jupiter’s BESS projects portfolio has reached a critical mass in ERCOT and we’re proud to continue serving as a partner to Jupiter Power in the ultimate endeavor to decarbonize the grid in an economically effective fashion.”
Today’s announcement serves as yet another milestone in the ongoing partnership between Energy Vault and Jupiter Power, which began in 2022 with the announcement of an agreement to secure 2.4 GWh of supply chain equipment and services that will be integrated and delivered through Energy Vault's hardware and software management platform in Jupiter Power's battery energy storage projects. To date, Energy Vault’s B-VAULT portfolio consists of more than 2 GWh in total projects either deployed or currently in development.
About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Please visit www.energyvault.com for more information.
About Jupiter Power
Jupiter Power is a leading energy storage infrastructure platform with extensive capabilities in trading, analytics, development, finance, operations and construction. The company is developing approximately 12,000 MW of utility-scale energy storage projects from California to Maine. Jupiter Power is headquartered in Austin, Texas, with offices in Houston and Chicago. For more information on Jupiter Power LLC, please visit our X, LinkedIn or Facebook pages or visit www.jupiterpower.io.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the uncertainly of our awards, bookings and backlogs equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.
Energy Vault Contacts
Investors
energyvaultIR@icrinc.com
Media
media@energyvault.com

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